                                                                      Exhibit 99

                                                                BAFC0404S -- 1A2

BANC OF AMERICA

Balance   $123,944,000.00   Delay           24           WAC(1)   6.044994483   WAM(1)    353
Coupon    5.25000           Dated           11/01/2004   NET(1)   5.755678      WALA(1)   7
Settle    11/29/2004        First Payment   12/25/2004

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                            Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
           101-03.000           5.170           5.066           4.811           4.593           4.317
           101-04.000           5.167           5.061           4.800           4.577           4.296
           101-05.000           5.164           5.056           4.790           4.562           4.275
           101-06.000           5.161           5.050           4.779           4.547           4.254
           101-07.000           5.158           5.045           4.768           4.531           4.233
           101-08.000           5.155           5.040           4.758           4.516           4.211
           101-09.000           5.152           5.035           4.747           4.501           4.190
           101-10.000           5.149           5.030           4.737           4.486           4.169
           101-11.000           5.146           5.025           4.726           4.470           4.148
           101-12.000           5.143           5.020           4.715           4.455           4.127
           101-13.000           5.140           5.014           4.705           4.440           4.106
           101-14.000           5.137           5.009           4.694           4.425           4.085
           101-15.000           5.134           5.004           4.684           4.410           4.064

Spread @ Center Price              71             115             161             161             150
                  WAL        17.03082         7.98991         3.29112         2.19803         1.55177
             Mod Durn           10.43            5.96            2.90            2.01            1.45
        Mod Convexity           1.686           0.599           0.132           0.063           0.034
     Principal Window   Dec04 - Apr32   Dec04 - Jan25   Dec04 - Aug12   Dec04 - Jun09   Dec04 - Nov07

-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.13            2.13            2.13            2.13            2.13
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
           Prepay (2)           0 PSA         100 PSA         275 PSA         500 PSA         800 PSA
           Prepay (3)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR   30YR
              ---   -----   -----   -----   -----   -----   ----
              Yld   2.296   2.836   3.077   3.486   4.144   4.84

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                BAFC0404S -- 1A2

BANC OF AMERICA

Balance   $123,944,000.00   Delay           24           WAC(1)   6.044994483   WAM(1)    353
Coupon    5.25000           Dated           11/01/2004   NET(1)   5.755678      WALA(1)   7
Settle    11/29/2004        First Payment   12/25/2004

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                BAFC0404S -- 1A3

BANC OF AMERICA

Balance   $18,683,000.00   Delay           24           WAC(1)   6.044994483   WAM(1)    353
Coupon    5.50000          Dated           11/01/2004   NET(1)   5.755678      WALA(1)   7
Settle    11/29/2004       First Payment   12/25/2004

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
                            Yield           Yield           Yield           Yield           Yield
-----------------------------------------------------------------------------------------------------
            96-20.500           5.781           5.794           5.915           6.206           6.543
            96-21.500           5.778           5.792           5.912           6.199           6.532
            96-22.500           5.776           5.789           5.908           6.192           6.522
            96-23.500           5.774           5.787           5.904           6.185           6.512
            96-24.500           5.771           5.784           5.900           6.178           6.501
            96-25.500           5.769           5.782           5.897           6.172           6.491
            96-26.500           5.767           5.779           5.893           6.165           6.480
            96-27.500           5.764           5.777           5.889           6.158           6.470
            96-28.500           5.762           5.775           5.885           6.151           6.460
            96-29.500           5.760           5.772           5.882           6.144           6.449
            96-30.500           5.758           5.770           5.878           6.138           6.439
            96-31.500           5.755           5.767           5.874           6.131           6.428
            97-00.500           5.753           5.765           5.870           6.124           6.418

Spread @ Center Price              93              99             164             259             330
                  WAL        28.70923        25.12837        12.58552         5.67175         3.51072
             Mod Durn           13.88           13.07            8.59            4.71            3.09
        Mod Convexity           2.944           2.533           1.001           0.271           0.117
     Principal Window   Aug32 - Aug34   Apr26 - Aug34   May13 - Aug34   Sep09 - Dec11   Jan08 - Nov08

-----------------------------------------------------------------------------------------------------
            LIBOR_1MO            2.13            2.13            2.13            2.13            2.13
-----------------------------------------------------------------------------------------------------
           Prepay (1)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
           Prepay (2)           0 PSA         100 PSA         275 PSA         500 PSA         800 PSA
           Prepay (3)           0 PSA         100 PSA         300 PSA         500 PSA         800 PSA
-----------------------------------------------------------------------------------------------------
  Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)
-----------------------------------------------------------------------------------------------------

Yield Curve   Mat    6MO     2YR     3YR     5YR     10YR   30YR
              ---   -----   -----   -----   -----   -----   ----
              Yld   2.296   2.836   3.077   3.486   4.144   4.84

-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                BAFC0404S -- 1A3

BANC OF AMERICA

Balance   $18,683,000.00   Delay           24           WAC(1)   6.044994483   WAM(1)    353
Coupon    5.50000          Dated           11/01/2004   NET(1)   5.755678      WALA(1)   7
Settle    11/29/2004       First Payment   12/25/2004

-----------------------------------------------------------------------------------------------------
        Price                 1               2               3               4               5
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.